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                                                                  EXHIBIT 10.3.1

[LOGO OF BANK OF AMERICA]
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                                                          Amendment to Documents

                   AMENDMENT NO. 2 TO BUSINESS LOAN AGREEMENT

     This Amendment No. 2 (the "Amendment") dated as of August 1, 2001, is between Bank of America, N.A. (the "Bank") and Sunrise Telecom Incorporated (the "Borrower"), formerly known as Sunrise Telecom, Inc.

                                    RECITALS
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     A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of May 22, 2000, as previously amended (the "Agreement").

     B. The Bank and the Borrower desire to further amend the Agreement.

                                   AGREEMENT
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     1. Definitions. Capitalized terms used but not defined in this Amendment
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shall have the meaning given to them in the Agreement.

     2. Amendments. The Agreement is hereby amended as follows:
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        2.1 Paragraph 1.2 of the Agreement is amended to read in its entirety as follows:

            "1.2 Availability Period. The line of credit is available between the date of this Agreement and August 1, 2002, or such earlier date as the availability may terminate as provided in this Agreement (the "Facility No. 1 Expiration Date")".

        2.2 Subparagraph 1.7(a) is hereby amended in its entirety as follows:

            "During the availability period, the Bank at its discretion may enter into spot and forward foreign exchange contracts with the Borrower. The foreign exchange contract limit will be Ten Million and 00/100 U.S. Dollars (U.S. $10,000,000), and the settlement limit will be Three Million and 00/100 U.S. Dollars (U.S. $3,000,000).
            The "foreign exchange contract limit" is the maximum limit on the net difference between the total foreign exchange contracts outstanding less the total foreign exchange contracts for which the Borrower has already compensated the Bank. The "settlement limit" is the maximum limit on the gross total amount of all sale and purchase contracts on which delivery is to effected and settlement allowed on any one baking day."

        2.3 In subparagraph 1.7(l) of the Agreement, the amount "One Million Dollars ($1,000,000)" is substituted for the amount "Five Hundred Thousand Dollars ($500,000)."

        2.4 In subparagraph 9.7(f) of the Agreement, the words "Paragraph 9.22(f)" is substituted for the words "Paragraph 8.22(g)".

        2.5 In subparagraph 9.22(g) the words "during the line year" are substituted for the words "in the aggregate."

        2.6 Paragraph 9.2(d), 9.5 and 9.9 of the Agreement are deleted in their entirety.

     3. Representations and Warranties. When the Borrower signs this Amendment,
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the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound.


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     4. Conditions. This Amendment will be effective when the Bank receives
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the following items, in form and content acceptable to the Bank:

        4.1 A loan fee in the amount of Fifteen Thousand Three Hundred Dollars ($15,300).

     5. Effect of Amendment. Except as provided in this Amendment, all of the
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terms and conditions of the Agreement shall remain in full force and effect.

     This Amendment is executed as of the date stated at the beginning of this Amendment.

Bank of America, N.A.             Sunrise Telecom Incorporated

X /s/ Lakshmi Wolterding          X /s/ Paul Chang
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By: Lakshmi Wolterding,           By: Paul Chang President/ Chief
    Vice President                    Executive Officer

                                  X /s/ Peter Eidelman
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                                  By: Peter Eidelman, Treasurer/Chief
                                      Financial Officer

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